Armada Oil, Inc.

Conventional Liquids with Significant Unconventional Upside



Investor Presentation

January 2014

Armada Oil, Inc. (OTCBB: AOIL) is a cash flow positive exploration and production company based in Dallas, Texas. The company is focused on increasing production and reserves by acquiring additional producing properties with enhancement potential, expanding its drilling program in its unconventional resource plays and by continuing its recompletion program and drilling its large inventory of PUD locations in south Louisiana.

LEGAL NOTICE – Forward Looking Statement

This presentation of Armada Oil, Inc. ("Armada" or "Company") contains forward-looking statements within the meaning of the federal securities laws. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, and goals, assumption of future events or performance are not statements of historical fact and may be deemed "forward-looking statements." Forward-looking statements can often be identified by the use of words such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "plan," "propose," "projected," "seek," or "anticipate," although not all forward-looking statements contain these or other identifying words. Forward-looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Such forward-looking statements relate to, among other things: expected revenue, cash flow and earnings growth; estimates regarding oil and gas reserves, future oil and gas prices and present values of such reserves; strategies and timelines for growth of the Company's business; and projected capital expenditures. These statements are qualified by important factors that could cause the Company's actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to: the Company's ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to the Company; the Company's ability to obtain working capital as and when needed on terms acceptable to the Company; the ability to integrate, manage and operate acquired oil and gas properties; the ability of the Company to build and maintain a successful operations infrastructure and to retain key personnel; possible insufficient cash flows and resulting illiquidity; government regulations; lack of diversification; political risk, international instability and the related volatility in the prices of oil and/or natural gas; increased competition; stock volatility and illiquidity; the Company's potential failure or inability to implement fully its business plans or strategies; general economic conditions; and the risks and factors described from time to time in the Company's offerings, reports and filings with the U.S. Securities and Exchange Commission (the "SEC"). The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

The information contained in this presentation is provided by the Company for informational purposes only and does not constitute an offer to buy or an invitation to sell securities of Armada or other financial products. The information contained herein is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. The views, opinions and advice provided in this presentation reflect those of the individual presenters, and are provided for information purposes only. The presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions in this presentation. To the maximum extent permitted by law, neither the Company nor any of its respective directors, officers, employees or agents, nor any other person accepts any liability, including, without limitation, any liability arising out of fault or negligence, for any loss arising from the use of the information contained in this presentation.

Any reference herein to Armada includes the Company and its wholly-owned subsidiaries including Mesa Energy, Inc., Armada Oil and Gas, LLC, Mesa Midcontinent, LLC and MMC Resources, LLC or its partial ownership interest in TNR Holdings, LLC.

Investors are urged to consider closely the disclosure in the Company's SEC filings which can be obtained via the internet at www.sec.gov.

Overview of Properties



Casper/Niobrara
Wyoming
Mississippian Lime
Oklahoma
Texas
Dallas
Louisiana
Gulf Coast
Corporate Headquarters
Conventional Production
Conventional and Unconventional Potential
Unconventional Potential

Gulf Coast

- Stable, conventional production from multiple, stacked pay zones
- Low-risk development including multiple proved drilling locations
- Advantageous commodity pricing and transportation differentials
- $5MM CapEx budget for recompletions and sidetracks in the 1st Quarter of 2014

Mid-Continent

- Armada holds an attractive acreage position in northwest Oklahoma with plans to drill additional Mississippian Limestone and/or Woodford Shale wells in 2014
- Woodford Shale and Hunton Limestone immediately below the Mississippian are both highly prospective

Rockies

- Farm-in agreement with Anadarko provides a large, contiguous block of acreage along with access to large scale horizontal drilling expertise and experience in the Niobrara Shale
- Recent reports regarding drilling in the Niobrara in northern Colorado are very encouraging and the data from those drilling programs supports our efforts in southeastern Wyoming
- Armada expects to drill its first well in the Anadarko acreage block in the 2nd Quarter of 2014 and is actively pursuing acreage positions and joint venture financing opportunities in the Niobrara Shale in the DJ Basin in northern Colorado

Producing Properties

- Armada expects to acquire additional production with enhancement potential in the 1st Quarter of 2014

Exec. Management Team & Directors

Randy M. Griffin | Chief Executive Officer, Chairman

- 35 years of broad business development and management experience
- Co-founded Mesa Energy, LLC (later Mesa Energy, Inc.) in 2003; took Mesa Energy, Inc. public in 2007
- From 2001 to 2003, held various executive positions in a group of affiliated oil and gas companies, including President of Southwest Land Management, L.P. and Americo Gas Pipeline, LLC
- Graduated from East Texas State University in 1975 with a degree in Finance and Business Management

James J. Cerna, Jr. | President, Director

- 24 years experience in the energy industry and publicly traded companies
- From 2006 to 2009, served as Chairman of the Board and CEO of Lucas Energy, Inc. (NYSE Amex: LEI)
- From 2004 to 2006, served as President of the privately held Lucas Energy Resources
- Prior to joining Lucas Energy, was the Chief Oil and Gas Analyst and CFO of Petroleum Partners LLC from 2001 to 2004
- Received five certificates of achievement from the Institute of Chartered Financial Analysts
- Earned a B.S. in Finance From California State University, Chico

David L. Freeman | Chief Operating Officer

- Executive Vice President – Oil & Gas Operations of Mesa Energy, Inc. from 2008 until the closing of the merger with Armada
- Has over 30 years of experience in oil & gas operations, business development, and property transactions
- Previously a Manager and Partner at Poydras Energy Partners, LLC
- Served as an operations supervisor for Gulf Oil/Chevron, overseeing up to 100 personnel involved in drilling and workovers
- Early in his career, Mr. Freeman received extensive training in Electronics Technology and Business Management at Delgado Junior College, Port Sulphur Vo-Tech School, and Our Lady of Holy Cross College, as well as 500 hours of professional training in petroleum production operations at the Petroleum Institute of Technology.

Rachel L. Dillard | Chief Financial Officer

- Began career with CDX Gas, LLC as a consultant to the CEO and CFO and later served as Director of Financial Services
- Served as an Accountant for Rising Star Energy, LLC; Republic Energy, Inc.; and Longview Production Company
- Has provided accounting services to TransAtlantic Petroleum Corporation; Westside Energy Corporation; Crusader Energy Group
- From 2009 to 2011, served in the Division of Resolution and Receiverships of the FDIC in various accounting capacities, including Financial Institution Accountant and Accounting Technical Monitor of a national servicer of a loan portfolio exceeding $1 billion
- Earned her degree in Business Administration with an Emphasis in Accounting, *cum laude*, from the University of Texas at Dallas
- Licensed by the State of Texas as a certified public accountant

Non-Executive Board of Directors

Ray L. Unruh | Director

- Over 40 years of experience in business management, finance and business development
- Co-founded Mesa Energy, LLC (later Mesa Energy, Inc.) in 2003, where he served as President until the merger with Armada
- Served as Vice President of Santa Fe Petroleum, LLC and President of TexTron Southwest, LLC
- Attended Oklahoma State University, where he majored in Business Administration and Finance

Kenneth T. Hern | Director

- 25-year career with independent oil giant Texaco, now part of Chevron, where he served as President of Texaco Saudi, Inc. from 1981-1984; as Vice Chairman and Managing Director of Texaco Nigeria Limited, from 1984 through 1989; and as President of Texaco Brazil from 1989 through 1993
- Earned a B.A. in Chemistry from Austin College and a Master of Science in Organic Chemistry from North Texas State University

Fred B. Zaziski | Director

- Previously President and CEO of Epsilon Energy Ltd. (TSX: EPS), a publicly traded E&P, from June 2007 to May 2009
- Served as President and Chairman of PetroSouth Energy Corp. (OTCBB: PSEG), a publicly traded E&P, based in Houston, TX from October 2004 to January 2007
- Prior to 2004, served in a number of senior management capacities at National Petroleum Technology Company, Saudia Arabia from 1997 to 1999, and Halliburton Energy Services, Bahrain from 1977 to 1997
- Earned a B.S in Petroleum Engineering from Pennsylvania State University and an MBA in Organizational Management and a Masters in International Business from Cairo University, Egypt.
- Member of the Society of Petroleum Engineers, American Petroleum Institute and the American Society of Mechanical Engineers

Marceau Schlumberger | Director

- Also a Partner and Founder of Coral Reef Capital, a private equity firm focused on the natural resources sector
- Has a long history in the finance industry, having previously served as a Principal of Columbus Nova, an Associate at Triumph Capital, a founding member of Smith Barney's Asia Investment Banking Group, and an analyst at Zilkha & Co.
- Earned a B.A. from Yale University and an M.B.A. from the Wharton School.

Eric Wold | Director

- Currently a Senior Analyst with B. Riley & Co., a leading full-service investment bank, where he has more than 18 years of buy-side and sell-side equity research experience
- Previously served on the Board of Lucas Energy (AMEX: LEI), a publicly held E&P, from 2005 to 2009
- Received a Certified Financial Analyst (CFA) designation in 1997 and a B.A. in Finance from the University of California at Berkeley

Gulf Coast Properties



Covington Office
Larose
Valentine
New Orleans
Lake Hermitage
Manila Village
Bay Batiste

Total Gulf Coast

Louisiana Properties
- 73 gross wells; 66 operated; 18 in production
- Approximately 360 net BOE/d
- $5,000,000 CapEx budget for 1st Quarter 2014
- Multiple stacked pay zones
- PUD locations – new drills and sidetracks
- Multiple up-hole recompletion opportunities
- Favorable price differential

South Louisiana Properties

Lake Hermitage
- 25 miles E-SE of New Orleans, LA
- Approximately 3,600 mineral acres
- Operated working interest in 18 wells
- Three processing facilities and tank batteries
- Nine identified PUD drilling locations
- One well being converted to salt water disposal

Larose Field
- 25 miles SW of New Orleans, LA
- Operated and non-operated working interest in 8 wells

Valentine Field
- 35 miles SW of New Orleans, LA
- Approximately 3,000 mineral acres
- Operated working interest in 40 wells
- Deep gas potential

Bay Batiste Field
- 35 miles E-SE of New Orleans, LA
- Operated working interest in 7 wells
- Multiple up-hole recompletion opportunities

Gulf Coast Properties

Attributes

- Gulf Coast wells tend to have a long life due to multiple stacked pay zones – as deeper zones are depleted, the well is recompleted into an up-hole zone and additional behind pipe reserves are brought into production.
- For each well, reserves are classified and booked on an individual pay zone basis rather than on a per well basis.
- Many times there are PUD, Probable and Possible reserves in one or more pay zones in a single well bore.
- Because of this, reserve values and classifications in nearby wells and those allocated to nearby drilling locations can change significantly as a result of information gathered from the drilling or recompletion of one well.
- As a result, Probable and Possible reserves tend to be higher quality and more easily moved into higher classifications than in other oil and gas regions.
- Advancements in technology, both in drilling techniques and in production methods, can also have a significant effect on reserve values.
- Favorable price differentials make drilling and recompletion efforts more cost effective in the Gulf Coast Region.

Map of Existing Wells and Drilling Locations in Lake Hermitage



Tank Battery #1
LLDSB #16
LLDSB #10
LLDSB #26
LLDSB #20
LLDSB #4
LLDSB #3
Hermitage Bayou
LLDSB #1
Tank Battery #2
LLDSB #30
LLDSB #5
LLDSB #34
LLDSB #12
LLDSB #2
LLDSB #33
LLDSB #14
LLDSB #9
LLDSB #6
W Bountiful #3
LBLDB #1
W Bountiful #2
W Bountiful #7
Tank Battery #4
W Bountiful #1
W Bountiful #6
LBLD #3
W Bountiful #4
W Bountiful #5
Existing wells
Planned drilling locations

Armada has identified up to 58 potential drilling locations and has plans to develop a number of high-value PUD drilling locations in its Lake Hermitage Field.

Armada has initiated a drilling program in the oil-rich Mississippian Lime/Woodford Shale play in Oklahoma

- To date, Armada has leased or farmed into approximately 3,000 acres in Major and Garfield Counties.
- Armada's first horizontal Mississippian Lime well was drilled in December 2012. Extensive logging and coring was completed which confirms the quality of our area of interest. Well was ultimately plugged & abandoned due to mechanical failure.
- Additional wells are expected to be drilled in 2014.
- Total drilling and completion costs are approximately $4MM per well.
- Estimated reserves per well are 250,000 to 400,000 BOE.

Turkey Creek Project Map


Major
Garfield

- Armada holds a Farm-In agreement with Anadarko Petroleum (NYSE: APC). The agreement covers more than 8,750 acres in Carbon County, WY and gives Armada the ability to earn oil and gas leases by drilling wells and establishing production.
- Armada has completed a 3-D seismic shoot which covers the Farm-In acreage. Because Anadarko is the royalty owner of the acreage, Armada will receive a favorable 100%WI and 80%NRI on the earned leases.
- Armada expects to drill a test well on the Farm-In acreage in the 2nd quarter of 2014.
- This agreement also provides Armada with the opportunity to work with a world-class oil and gas operator with a long history of successfully producing hydrocarbons.
- Armada has well control from nearby wells surrounding the properties showing the presence of all 3 Niobrara "Benches". The data shows the Niobrara has comparable core data to the DJ Basin Wattenberg field.



Cody
Williston Basin
Big Horn Basin
Powder River Basin
Gammon
Hilliard-Baxter-Mancos
Mowry
Greater Green River Basin
Niobrara*
Armada Oil
Park Basin
Uinta Basin
Piceance Basin
Denver Basin
Mancos
Excello-Mul
Hermosa
Paradox Basin
Pierre

Armada/Anadarko Niobrara Shale Project

ARMADA OIL, INC.

Corporate Profile

OTCQB: AOIL

- Shares Outstanding: ~56 MM[1]
- Insider Ownership: ~35%
- Recent Share Price: $0.21[1]
- Market Capitalization: $11.8 MM
- Current Net Production: ~360 BOE/d
- % Oil: ~70%

1st Quarter 2014 CapEx

- Cash Available for recompletion and sidetrack of wells in south Louisiana: ~$5,000,000
- Cash available for equity toward acquisition of producing properties: ~$6,000,000

2nd Quarter 2014 CapEx

- Cash available for drilling in resource play projects: ~$4,500,000

Valuation

EV/CF: 5.2 EV/EBITDA: 5.8 EV/Production: $37,626/bbl

(1) As of December 31, 2013

ARMADA OIL, INC.

Valuation vs. Peer Group

(As of Dec 13,2013; Amount in USD millions, except where otherwise noted)

Company	Market Cap. (USDMM)	Ent. Value (USDMM)	Mean Operating CF 2012A	Mean Operating CF 2013E	Mean Operating CF 2014E	Mean EBITDA 2012A	Mean EBITDA 2013E	Mean EBITDA 2014E	LQ Production BOE/D
Abraxas Petroleum Corp.	$ 301.5	$ 405.0	51.4	49.9	62.3	31.5	52.7	68.4	4,781
American Eagle Energy Corporation	$ 150.2	$ 239.2	3.9	26.7	37.5	(7.7)	27.8	52.1	2,112 [1]
Callon Petroleum Company	$ 239.6	$ 274.1	51.3	52.5	69.7	68.7	59.0	80.1	2,456 [2]
Saratoga Resources Inc.	$ 37.4	$ 179.5	26.1	6.6	18.7	41.6	34.9	-	1,975
Synergy Resources Corporation	$ 694.0	$ 729.3	19.4	45.7	111.9	20.8	44.4	107.1	2,779 [3]
Armada Oil, Inc.	$ 10.5	$ 18.5	3.6	-	-	3.2	-	-	492

[1] Including American Eagle's October acquisition
[2] Incorporates Callon Petroleum's Gulf of Mexico and Haynesville asset divestitures
[3] Incorporates Synergy's September acquisition

Company	EV / Operating CF 2012A	EV / Operating CF 2013E	EV / Operating CF 2014E	EV / EBITDA 2012A	EV / EBITDA 2013E	EV / EBITDA 2014E	EV / Prod. 3Q2013
Abraxas Petroleum Corp.	7.9x	8.1x	6.5x	12.8x	7.7x	5.9x	$ 84,717
American Eagle Energy Corporation	61.5x	9.0x	6.4x	-30.9x	8.6x	4.6x	$ 113,242
Callon Petroleum Company	5.3x	5.2x	3.9x	4.0x	4.6x	3.4x	$ 111,604
Saratoga Resources Inc.	6.9x	27.4x	9.6x	4.3x	5.1x	-	$ 90,881
Synergy Resources Corporation	37.5x	16.0x	6.5x	35.1x	16.4x	6.8x	$ 262,431
Armada Oil, Inc.	5.2x	-	-	5.8x	-	-	$ 37,626
Mean	**23.8x**	**13.1x**	**6.6x**	**5.1x**	**8.5x**	**5.2x**	**$ 132,575**
Median	**7.9x**	**9.0x**	**6.5x**	**4.3x**	**7.7x**	**5.3x**	**$ 111,604**

ARMADA OIL, INC.

Key Takeaways

- Sound, proven management team with extensive operational and public company management experience
- Strong conventional, producing assets provide cash flow and an underlying value to shareholders
- Farm-In agreement with Anadarko gives the company a significant opportunity for growth in the unconventional Niobrara play and provides the opportunity for the company to work closely with a world-class energy company
- Drilling programs in Oklahoma and Wyoming involve the company in two of the most active unconventional oil plays in the US
- Management believes Armada is significantly undervalued based on multiple criteria

CONTACT INFORMATION

Armada Oil, Inc.

Investor Relations
InvestorRelations@armadaoil.us
972.490.9595

Corporate Headquarters
5220 Spring Valley Road
Suite 615
Dallas, TX 75254
972.490.9595
Website
www.armadaoil.us